Exhibit 10.34

AGREEMENT TO EXTEND

April 16, 2015

Reference is hereby made to (i) the Equity Purchase Agreement, dated as of February 24, 2015, by and among General Maritime Corp. (“GenMar”), Navig8 Crude Tankers, Inc. (“Navig8”) and each of the Commitment Parties thereto (the “Commitment Parties”) (the “Agreement”) and (ii) the Amendment to Equity Purchase Agreement, dated as of March 19, 2015, by and among GenMar, Navig8 and the Commitment Parties (the “Amendment” and, together with the Agreement, the “Amended Agreement”). Capitalized terms used herein but not defined shall have the meaning set forth in the Amended Agreement.

The parties hereto hereby acknowledge and agree pursuant to Section 2.1(a) of the Amended Agreement that any shareholder who returns its Pathfinder Letter to GenMar by 12:00 P.M. (New York City time) on April 15, 2015 shall be deemed eligible to receive a Purchase Offer as further provided by that Section 2.1.

[Signature pages follow]

Accepted and agreed as of the

date first above written:

GENERAL MARITIME CORP.

By:	/s/ L J Vrondissis

Name:	L J Vrondissis

Title:	CFO EVP

[Signature page to Agreement to Extend]

Accepted and agreed as of the

date first above written:

NAVIG8 CRUDE TANKERS, INC.

By:	/s/ Daniel Chu

Name:	Daniel Chu

Title:	Secretary

[Signature page to Agreement to Extend]

Schedule of Substantially Identical Issuer Contracts Omitted

Agreement to Extend, dated March 30, 2015, that certain Equity Purchase Agreement, dated February 24, 2015, by and among General Maritime Corp., Navig8 Crude Tankers, Inc. and each of the Commitment Parties thereto